Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

Case Name:	BRISTOW GROUP INC., et al.	Petition Date: May 11, 2019
Case Number:	19-32713

MONTHLY OPERATING REPORT SUMMARY FOR THE PERIOD

Monthly Period (USD $ millions)	Aug-19
Revenues (MOR-4)	$30.5
Operating Income / (Loss) (MOR-4)	$(8.1)
Net Income (Loss) (MOR-4)	$(19.5)
Payments to Professionals (MOR-7)	$(6.9)
Total Disbursements (Exhibit A)	$(34.6)

**	Document reflects Debtors only, and does not contain any information related to consolidated non-Debtors**
**	The original of this document must be filed with the United States Bankruptcy Court**

Required Insurance Maintained As of Signature Date		Exp. Date
Auto Liability	Yes (X) No ( )	Oct-1-19
D&O Liability	Yes (X) No ( )	Jan-31-20*
Flood Liability	Yes (X) No ( )	Sep-13-20
Hull & Liability	Yes (X) No ( )	Apr-1-20
Property Liability	Yes (X) No ( )	Jul-31-20
Workers Comp Liability	Yes (X) No ( )	Jul-1-20
Other	Yes (X) No ( )	Various

*	D&O Excess Liability coverage included a 6 year run-off

Attorney Name:	Chris Newcomb
Firm Name:	Baker Botts L.L.P.
Address:	910 Louisiana St #3200

City, State, ZIP:	Houston, TX 77002
Telephone/Fax:	(713) 229-1234

Circle One
Are all accounts receivable being collected within terms? (1)		No
Are all post-petition liabilities, including taxes, being paid within terms? (2)		No
Have any pre-petition liabilities been paid?		No

If so, describe Pursuant to various “first day” orders, including Critical and Foreign Vendors, Taxes, Employee Wages & Benefits, 503(b)(0) Insurance, Cash Management, Cash Collateral, and Utilities.

Were any assets disposed of outside the normal course of business?	Yes

If so, describe n/a

What is the status of your Plan of Reorganization?

The Debtors filed an amended Plan of Reorganization on August 22, 2019 supported by the ad hoc secured noteholders, ad hoc unsecured note holders, and unsecured creditors committee.

I certify that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-7 is true and correct to the best of my knowledge.

Senior Vice President & CFO of Bristow Group Inc.
SIGNED X
	(Original Signature)	Title

	Brian J. Allman	9/30/2019
	(Print Name of Signatory)	Date

(1) - $7.4M of the AR aged 1-30 days relates to invoices 1-day past due.

(2) -With the exception of certain post-petition leases that have been deferred, as allowed per the bankruptcy process.

MOR-1	Page 1 of 11

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

Case Name:	BRISTOW GROUP INC., et al.	Petition Date:	May 11, 2019
Case Number:	19-32713

GLOBAL NOTES AND STATEMENTS OF LIMITATIONS AND

DISCLAIMERS REGARDING THE DEBTORS’ MONTHLY OPERATING REPORT

On May 11, 2019 (the “Petition Date”), Bristow Group Inc. and its affiliated debtors, as debtors and debtors in possession (collectively, the “Debtors”), each commenced with the United States Bankruptcy Court for the Southern District of Texas (the “Court”) a voluntary case under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”). The Debtors are authorized to continue operating their businesses and managing their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. On May 13, 2019, the Bankruptcy Court entered an order authorizing the joint administration of these cases pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. On May 23, 2019, the United States Trustee for Region 7 (the “U.S. Trustee”) appointed an official committee of unsecured creditors pursuant to section 1102(a)(1) of the Bankruptcy Code (the “Creditors’ Committee”).

1.

General Methodology. The Debtors are filing their monthly operating report (the “MOR”) solely for purposes of complying with the monthly operating requirements applicable in the Debtors’ chapter 11 cases. The financial information contained herein is unaudited, limited in scope, and as discussed below, not prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The MOR should not be relied upon by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors or their affiliates, as the results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year, and may not necessarily reflect the consolidated results of operations, financial position, and schedule of receipts and disbursements in the future. There can be no assurance that such information is complete, and the MOR may be subject to revision. The following notes, statements, and limitations should be referred to, and referenced in connection with, any review of the MOR.

2.

Basis of Presentation. In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation. Nevertheless, in preparing this MOR, the Debtors made reasonable efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein. Subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update this MOR.

Notes	Page 2 of 11

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

Case Name:	BRISTOW GROUP INC., et al.	Petition Date:	May 11, 2019
Case Number:	19-32713

GLOBAL NOTES AND STATEMENTS OF LIMITATIONS AND

DISCLAIMERS REGARDING THE DEBTORS’ MONTHLY OPERATING REPORT

3.

Reporting Period. Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period.

4.

Accuracy. The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

5.

Payment of Prepetition Claims Pursuant to First Day Orders. On May 15, 2019 and June 27, 2019, the Bankruptcy Court entered orders (the “First Day Orders”) authorizing, but not directing, the Debtors to, among other things, pay certain prepetition (a) liabilities related to use of the Debtors’ cash collateral, and continued use of their cash management system, (b) obligations payable to specified foreign claimants, (c) insurance obligations, (d) employee wages, salaries, and related items, (e) obligations related to the provision of utility services, (f) obligations relating to critical vendors and certain other specified trade claimants, and (g) taxes. If any payments were made on account of such claims following the commencement of these chapter 11 cases pursuant to the authority granted to the Debtors by the Bankruptcy Court under the First Day Orders, such payments have been included in this MOR unless otherwise noted.

6.

Reservation of Rights. The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate, but shall be under no obligation to do so. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 cases.

Notes	Page 3 of 11

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

Case Name:	BRISTOW GROUP INC., et al.
Case Number:	19-32713
Petition Date:	May 11, 2019

Debtor Balance Sheets (as of):

(USD $ millions)	31-Aug-19 (1) (2)
Current Assets
Cash and Cash Equivalents	$47.9
Restricted Cash (3)	95.5
Accounts Receivable - 3rd Party	33.6
Accounts Receivable - Intercompany	450.0
Inventories	35.8
Assets Held For Sale	7.0
Prepaid Expenses and Other Current Assets	16.2

Total Current Assets	686.0
Non-Current Assets
Investment in Consolidated Affiliates	646.3
Land and Buildings (at cost)	64.2
Aircraft and Equipment (at cost)	1,921.4
Less: Accumulated Depreciation	(583.0)

Net Property Plant and Equipment	1,402.6
Right-of-use Assets	121.3
LT Note Receivable - Intercompany	378.7
Other Assets	8.0

Total Non-Current Assets	2,556.9

Total Assets	$3,242.9

Notes:

(1) - Includes implementation of ASC 842 with the exception of guidelines for intercompany leases.

(2) - Incorporates guidelines provided under SOP 90-7 in financial reporting for bankrupt businesses reorganizing or emerging from a reorganization under Chapter 11.

MOR-2	Page 4 of 11

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

Case Name:	BRISTOW GROUP INC., et al.
Case Number:	19-32713
Petition Date:	May 11, 2019

Debtor Balance Sheets (as of):

(USD $ millions)	31-Aug-19 (1) (2)
Current Liabilities
Accounts Payable - 3rd Party	$34.6
Accounts Payable - Intercompany	104.3
Accrued Wages, Benefits and Related Taxes	9.3
Income Taxes Payable	(4.9)
Other Accrued Taxes	2.8
Deferred Revenue	0.1
Accrued Maintenance and Repairs	2.2
Accrued Interest	20.8
Current Portion of Operating Lease Liabilities	60.4
Other Accrued Liabilities	25.2
Short-Term Borrowings and Current Maturities of Long-Term Debt	909.9

Total Current Liabilities	1,164.7
Non-Current Liabilities
Long-term debt, less current maturities	34.1
LT Note Payable - Intercompany	77.4
Other liabilities and deferred credits	11.6
Deferred taxes	72.8
Long-term Operating Lease Liabilities	60.6

Total Liabilities Not Subject to Compromise	256.5
Liabilities Subject to Compromise	618.0

Total Liabilities	2,039.1

Total Equity	1,203.8

Total Liabilities And Equity	$3,242.9

Notes:

(1) - Includes implementation of ASC 842 with the exception of guidelines for intercompany leases.

(2) - Incorporates guidelines provided under SOP 90-7 in financial reporting for bankrupt businesses reorganizing or emerging from a reorganization under Chapter 11.

MOR-2	Page 5 of 11

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

Case Name:	BRISTOW GROUP INC., et al.
Case Number:	19-32713
Petition Date:	May 11, 2019
Aging of Debtor Post-Petition Accounts Payable and Receivable (as of August 31, 2019):
(USD $ millions)

Aging
Days	Trade Accounts Payable(1)(2)	Trade Accounts Receivable(3)(4)
Current	$2.3	$14.5
1-30	1.0	8.3
31-60	0.4	2.3
61-90	3.6	2.2
91-120	5.2	0.1
120+	0.3	0.8

Total	$12.8	$28.2

Notes:

(1) - Based on the Debtors’ aging reports. Does not include goods received not invoiced or accrued AP included in the trial balance. Does not include pre-petition trade AP.

(2) - Past due amounts relate primarily to aircraft leases as permitted under the bankruptcy code.

(3) - Based on the Debtor’s aging reports. Does not include income tax and other non-trade receivables included in the trial balance.

(4) - $7.4M of the AR aged 1-30 days relates to invoices 1-day past due.

MOR-3	Page 6 of 11

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

Case Name:	BRISTOW GROUP INC., et al.
Case Number:	19-32713
Petition Date:	May 11, 2019

Debtor Statement of Income (Loss) for the Month of (1) (2):

Profit and Loss (USD $ millions)	31-Aug-19
Total Revenue(1)	$30.5
Operating Expenses
Direct Costs	20.9
Reimbursable Expense	0.3
Depreciation and Amortization	10.3
General and Administrative	7.0

Total Operating Expense	38.5
Gain (Loss) From Disposal of Assets	(0.0)
Earnings From Unconsolidated Affiliates, Net of Losses	—

Operating Income / (Loss)	(8.1)

Financial Items & Other Income / (Expense)
Interest Income	0.8
Interest Expense	(6.3)
Reorganization Items, Net	(6.1)
Other Income (Expense), Net	0.2

Income Before Provision for Income Taxes	(19.6)
Provision (Benefit) for Income Taxes	—

Net Income (Loss)	(19.6)
Noncontrolling Interest Expense	0.0

Net Income (Loss) Attributable to Common Stockholders	$(19.5)

Notes:

(1) - Includes revenue from Affiliates, Debtor and Non-Debtor entities.

MOR-4	Page 7 of 11

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

Case Name:	BRISTOW GROUP INC., et al.
Case Number:	19-32713
Petition Date:	May 11, 2019

Debtor Post-Petition Cash Receipts and Disbursements for the Month of (1) (2) :

Cash Receipts and Disbursements (USD $ millions)	31-Aug-19

Operating Cash Flow
Total Receipts	$12.9
Total Operating Disbursements	(24.0)

Operating Cash Flow Before Intercompany	(11.1)
Net Intercompany Activity	4.4

Operating Cash Flow After Intercompany	(6.7)
Non-Operating Activities
Restructuring Professional Fees	(6.9)
US Trustee	—
Debt Service	(4.1)
Other Non-Operating Activities (3)	15.3

Total Non-Operating Activities	4.3

Total Cash Flow	$(2.4)

Notes:

(1) On a bank cash basis excluding restricted cash.

(2) Based on an aggregation of weekly activity from the Debtors’ 13 Week Cash Flow for the weeks ended 8/9 - 8/31.

(3) $15.3M relates to a draw on available DIP proceeds which were used to fund the semi-annual interest payment to Senior Secured Notes.

(4) Does not include $95.5M of restricted cash held at Ankura for debtor entities.

MOR-5	Page 8 of 11

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

Case Name:	BRISTOW GROUP INC., et al.	Petition Date:	May 11, 2019
Case Number:	19-32713

Debtor Cash Account Balances (as of August 31, 2019):

(USD $ millions)

Bank Account Balances

Bank	Legal Entity #	Legal Entity	Acct. #	Type	Balance (1)
Wells Fargo	1008	Bristow U.S. Leasing LLC	x6639	Operating Account	$0.0
Wells Fargo	1009	Bristow Equipmt Leasing Ltd.	x7810	Operating Account	0.1
Wells Fargo	1009	Bristow Equipmt Leasing Ltd.	x1020	Blocked Account	—
Wells Fargo	1010	Bristow Group Inc.	x1071	Controlled Disbursement Account	—
Wells Fargo	1010	Bristow Group Inc.	x3916	Operating Account	17.7
Citi	1010	Bristow Group Inc.	x5443	Interest Bearing Account	20.2
Wells Fargo	1010	Bristow Group Inc.	x9805	Operating Account	0.4
Wells Fargo	1011	Bristow U.S. LLC	x1067	Controlled Disbursement Account	—
Wells Fargo	1011	Bristow U.S. LLC	x3940	Operating Account	—
Wells Fargo	1011	Bristow U.S. LLC	x3924	Payroll Account	—
Wells Fargo	A111	Bristow U.S. LLC—Trinidad Branch	x1754	Branch Operating Account	—
Wells Fargo	A219	Bristow Hel. Inc.—Trinidad Branch	x1660	Branch Operating Account	—
Wells Fargo	A311	Bristow U.S. LLC—Norway Branch	x1645	Branch Operating Account	0.0
Wells Fargo	A211	Bristow U.S. LLC—Guyana Branch	x1637	Branch Operating Account	0.5
Wells Fargo	1013	BriLog Leasing Ltd.	x2417	Operating Account	—
Wells Fargo	1013	BriLog Leasing Ltd.	x4013	Operating Account	0.3
Wells Fargo	1019	Bristow Helicopters Inc.	x4989	Operating Account	3.0
Wells Fargo	A319	Bristow Helicopters Inc.	x1678	Branch Operating Account	—
Wells Fargo	A119	Bristow Hel Inc.—Nigeria Branch	x1652	Branch Operating Account	—
Wells Fargo	1042	BHNA Holdings Inc.	x5036	Operating Account	5.3

Total Bank Account Balances					$47.5

Bank to Book Cash Reconciliation
Cash Balances—Above	$47.5
Cash in Transit and Other Reconciling Items	0.4

Cash and Cash Equivalents Book Balance (MOR-2)	$47.9

(1)	Does not include restricted cash of $148M held at Ankura.

MOR-6	Page 9 of 11

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

Case Name:	BRISTOW GROUP INC., et al.
Case Number:	19-32713
Petition Date:	May 11, 2019

Post-Petition Payments To Professionals for the Month of:

Payments to Professionals (USD $ thousands)		31-Aug-19	Cumulative
Payments to Professionals
1	Kirkland & Ellis—Counsel to Unsecured Notes	$(3,416)	$(3,416)
2	Davis Polk—Counsel to the Senior Secured Notes	(2,014)	(2,998)
3	Prime Clerk—Claims Agent	(455)	(503)
4	Ducera—Financial Advisor to Unsecured Notes	(323)	(323)
5	Haynes Boone—Local Counsel (Houston)	(176)	(176)
6	PJT Partners—Financial Advisor to the Senior Secured Notes	(158)	(458)
7	Reevemark—Reevemark	(110)	(110)
8	Hunton Andrews Kurth—Counsel to Lombard	(71)	(71)
9	Levene, Neale, Bender, Yoo & Brill—Lead Counsel to Ad Hoc Equity Committee	(70)	(70)
10	Glass Ratner—FA to Ad Hoc Equity Committee	(28)	(28)
11	B. Riley—IB to Ad Hoc Equity Committee	(24)	(24)
12	Shipman & Goodwin—Counsel to SSN Admin Agent (US Bank)	(24)	(73)
13	Polsinelli—Counsel to Ad Hoc Equity Committee	(21)	(21)
14	NautaDutilh—Local Counsel (Amsterdam) to Ankura	(18)	(18)
15	U.S. Bank—SSN Admin Agent	(9)	(9)
16	Daugherty Fowler—Local Counsel (Oklahoma)	(1)	(1)
17	Adural—Local Counsel (Panama)	—	(13)

	Total Payments to Professionals (1)	$(6,918)	$(8,314)

Notes:

(1) - Payments to ordinary course professionals are not included in MOR-7.

MOR-7	Page 10 of 11

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

Case Name:	BRISTOW GROUP INC., et al.
Case Number:	19-32713
Petition Date:	May 11, 2019

(USD $ in ones)

Total Post-Petition Disbursements By Debtor Entity (1)

Case #	Legal Entity Name	31-Aug-19	Total
19-32713	Bristow Group Inc.	$(12,525,221)	$(27,498,206)
19-32714	BHNA Holdings Inc.	—	—
19-32715	BriLog Leasing Ltd.	(6,983,679)	(18,568,410)
19-32716	Bristow Alaska Inc.	—	—
19-32717	Brist Equipmt Leasing LTD	(2,710,536)	(11,411,436)
19-32718	Bristow Helicopters Inc.	—	—
19-32719	Bristow U.S. Leasing LLC	—	—
19-32720	Bristow U.S. LLC	(12,360,607)	(53,617,857)

Total		$(34,580,043)	$(111,095,909)

Notes:

(1) Does not include intercompany disbursements.

Exhibit-A	Page 11 of 11